                                                                   EXHIBIT 10(z)

                               SECOND AMENDMENT TO
                     REVOLVING CREDIT AND GUARANTY AGREEMENT


                  This SECOND AMENDMENT TO REVOLVING CREDIT AND GUARANTY AGREEMENT dated as of August 24, 2001 (the "SECOND AMENDMENT"), is entered into by and among USG CORPORATION, a Delaware corporation, and each of its subsidiaries party to the Agreement (as defined below), as borrowers (each, individually, a "BORROWER" and collectively, the "BORROWERS"), USG FOREIGN INVESTMENTS, LTD., a Delaware corporation, as guarantor (the "GUARANTOR"), THE CHASE MANHATTAN BANK, a New York banking corporation, and each of the other commercial banks, finance companies, insurance companies or other financial institutions or funds from time to time party to the Agreement (as defined below) (the "LENDERS"), and THE CHASE MANHATTAN BANK, as administrative agent (the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

                  WHEREAS, the Borrowers, the Guarantor, the Lenders and the Administrative Agent are parties to that certain Revolving Credit and Guaranty Agreement dated as of June 25, 2001, as amended (the "AGREEMENT"), pursuant to which the Lenders have made available to the Borrowers a revolving credit and letter of credit facility in an aggregate principal amount not to exceed $350,000,000; and

                  WHEREAS, the Borrowers and the Guarantor have requested that the Lenders make certain modifications to the Agreement; and

                  WHEREAS, the Borrowers, the Guarantor and the Lenders desire to amend and supplement the Agreement to reflect the modifications requested by the Borrowers and the Guarantor;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  Section 1. Definitions. Capitalized terms used and not otherwise defined in this Second Amendment are used as defined in the Agreement.

                  Section 2. Amendments to Agreement. Subject to the conditions set forth in Section 4 hereof, the Agreement is hereby amended as follows:

                  2.1 Section 3.6 of the Agreement is hereby amended by amending the first sentence thereof in its entirety to read as follows:

                  There are no Liens of any nature whatsoever on any assets of any of the Borrowers, the Guarantor or their Domestic Subsidiaries other than (i) Permitted Liens, (ii) Liens securing Intercompany Indebtedness reflected on Schedule 6.10, and


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                  (iii) Liens in favor of the Administrative Agent and the
                  Lenders, it being understood that Schedule 3.6 may be supplemented within ninety (90) days after the Closing Date or during such longer period as the Administrative Agent may determine is necessary to permit the completion of lien searches in the following Minnesota counties: Goodhue County, Hennepin County, Carlton County, St. Louis County, Anoka County and Dakota County, it being further understood that no such supplement to any schedule shall cause the Indebtedness secured by Permitted Liens to exceed $10,000,000.

                  2.2 Section 7.1(m) of the Agreement is hereby amended in its entirety to read as follows:

                  (m) the Borrowers or the Guarantor shall make any Pre-Petition Payment other than Pre-Petition Payments authorized by the Bankruptcy Court in respect of: (i) accrued payroll and related expenses, employee benefits, workers' compensation, trust fund taxes, customer obligations and insurance company and related administrator obligations as of the Filing Date, all to be reasonably acceptable to the Administrative Agent;
                  (ii) reclamation claims, materialmen's liens, freight charges and pre-petition claims of Critical Vendors in an aggregate amount not to exceed $50,000,000 (payments to Critical Vendors shall be limited to not more than $35,000,000 of the $50,000,000 amount); (iii) the assumption of executory contracts and unexpired leases; or (iv) those Pre-Petition real property tax and personal property tax claims, in an aggregate amount not to exceed $15,000,000, and specifically authorized by the Bankruptcy Court pursuant to that certain Motion of Debtors and Debtors in Possession for an Order Authorizing (A) Payment of Certain Prepetition Real and Personal Property Taxes and (B) Compromise and Settlement of Related Claims filed by the Borrowers with the Bankruptcy Court on August 30, 2001; or

                  2.3 Section 10.19 of the Agreement is hereby amended by inserting immediately after the words "sixty (60) days after the Closing Date", the following parenthetical phrase: "(ninety (90) days after the Closing Date or such longer period as the Administrative Agent may determine is necessary to permit the completion of lien searches in those Minnesota counties listed in
Section 3.6(iii))".

                  2.4 Schedule 3.6 to the Agreement is hereby replaced in its entirety by Schedule 3.6 attached hereto.

                  Section 3. Effectiveness. The effectiveness of this Second Amendment is conditioned upon the Administrative Agent's receipt of executed counterparts of this Second Amendment which, when taken together, bear the signatures of the Borrowers and the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party). The "EFFECTIVE DATE" shall mean the first Business Day on which the foregoing condition is fully satisfied.


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                  Section 4. Representations and Warranties. Each Borrower
represents and warrants to the Lenders that:

                  4.1 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, the representations and warranties of the Borrowers contained in
Section 3 of the Agreement are true and correct in all material respects on and as of the date hereof as if such representations and warranties had been made on and as of the date hereof (except to the extent that any such representations and warranties specifically relate to an earlier date); and

                  4.2 After giving effect to the amendments contained herein and taking into account all prior written waivers and amendments in respect of the Agreement, (i) each Borrower is in compliance with all the terms and provisions set forth in the Agreement, and (ii) no Event of Default has occurred and is continuing (other than as specifically waived herein) or would result from the execution, delivery and performance of this Second Amendment.

                  Section 5. Full Force and Effect. Except as specifically amended hereby, all of the terms and conditions of the Agreement shall remain in full force and effect, and the same are hereby ratified and confirmed. No reference to this Second Amendment need be made in any instrument or document at any time referring to the Agreement, a reference to the Agreement in any such instrument or document to be deemed a reference to the Agreement as amended hereby.

                  Section 6. Counterparts. This Second Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which taken together shall constitute one and the same agreement.

                  Section 7. Headings. The various headings of this Second Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Second Amendment or any provisions hereof.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]


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                  IN WITNESS WHEREOF, the parties hereto have caused this Second
Amendment to be duly executed as of the day and the year first written.

                                      BORROWERS:

                                      USG CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Executive Vice President
                                             and Chief Financial Officer

                                      UNITED STATES GYPSUM COMPANY

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President
                                             and Assistant Treasurer

                                      USG INTERIORS, INC.

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President
                                             and Assistant Treasurer

                                      L&W SUPPLY CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President
                                             and Assistant Treasurer

                                      USG INTERIORS INTERNATIONAL, INC.

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      LA MIRADA PRODUCTS CO., INC.

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President


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


                                      BEADEX MANUFACTURING, LLC

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President and Treasurer

                                      B-R PIPELINE COMPANY

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      USG INDUSTRIES, INC.

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      USG PIPELINE COMPANY

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      STOCKING SPECIALISTS, INC.

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: Vice President

                                      GUARANTOR:

                                      USG FOREIGN INVESTMENTS, LTD.

                                      By:
                                         ----------------------------------
                                      Name:  Richard H. Fleming
                                      Title: President


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


                                      LENDERS:


                                      THE CHASE MANHATTAN BANK,
                                      Individually and as Administrative Agent

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      CIT BUSINESS CREDIT

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      GMAC COMMERCIAL CREDIT LLC

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      FLEET CAPITAL CORPORATION

                                      By:
                                         ----------------------------------

                                      Name:
                                      Title:

                                      FOOTHILL CAPITAL CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      GENERAL ELECTRIC CAPITAL
                                      COMMERCIAL FINANCE

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      CONGRESS FINANCIAL CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


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


                                      BANK OF SCOTLAND

                                      By:
                                         ----------------------------------

                                      Name:
                                      Title:

                                      BANK OF AMERICA, N. A.

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      GUARANTY BUSINESS CREDIT CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      TRANSAMERICA BUSINESS
                                      CAPITAL CORPORATION

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      LASALLE BUSINESS CREDIT, INC.

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      AMSOUTH BANK

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      THE INDUSTRIAL BANK OF JAPAN, LTD.

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


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


                                      DEBIS FINANCIAL SERVICES, INC.

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:

                                      PROVIDENT FINANCIAL CORP.

                                      By:
                                         ----------------------------------
                                      Name:
                                      Title:


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


           Schedule 3.6 to the Revolving Credit and Guaranty Agreement


                                      LIENS

      DEBTOR                    CREDITOR           DESCRIPTION OF PROPERTY       JURISDICTION         DATE OF FILING
-------------------     ----------------------     -----------------------     ------------------     --------------
USG Interiors, Inc.     State of Indiana - tax            $3,445.84            Marion County-Ind.        12/16/94
USG Interiors, Inc.     State of Indiana - tax            $5,445.95            Marion County-Ind.        04/25/96
USG Interiors, Inc.     State of Indiana - tax            $1,814.12            Marion County-Ind.        08/26/96
USG Interiors, Inc.     State of Indiana - tax            $2,133.16            Marion County-Ind.        08/26/96
USG Interiors, Inc.     State of Indiana - tax            $4,638.31            Marion County-Ind.        08/26/96
USG Interiors, Inc.     State of Indiana - tax            $1,225.27            Marion County-Ind.        06/10/97
USG Interiors, Inc.     State of Indiana - tax            $1,485.16            Marion County-Ind.        06/10/97
USG Interiors, Inc.     State of Indiana - tax            $1,483.77            Marion County-Ind.        06/10/97


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